UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 02, 2024

INSTRUCTURE HOLDINGS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40647	84-4325548
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6330 SOUTH 3000 EAST SUITE 700
SALT LAKE CITY, Utah		84121
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 800 203-6755

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	INST	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

The following are the unaudited results of operations of Instructure Holdings, Inc. (the “Company” or “Instructure”) as of and for the three and six months ended June 30, 2024.

Key Financials:
(Dollars in millions)

	Three months ended June 30,			Six months ended June 30,
	2024	2023	Year-over-Year (% or bps)	2024	2023	Year-over-Year (% or bps)

Revenue	$170.4	$131.1	30.0%	$325.9	$259.9	25.4%
Loss from Operations	$(1.2)	$(2.1)	(42.7)%	$(7.3)	$(8.0)	(9.0)%
Non-GAAP Operating Income*	$72.0	$50.2	43.5%	$135.5	$97.3	39.2%
GAAP Net Loss	$(20.9)	$(11.0)	90.9%	$(42.1)	$(22.8)	84.3%
GAAP Net Loss Margin	(12.3)%	(8.4)%	(390) bps	(12.9)%	(8.8)%	(410) bps
Adjusted EBITDA*	$73.4	$51.3	43.2%	$138.4	$99.5	39.0%
Adjusted EBITDA Margin*	43.1%	39.1%	400 bps	42.5%	38.3%	420 bps
Cash Flow from Operations	$(8.2)	$25.1	(132.5)%	$(100.7)	$(55.8)	(80.5)%
Adjusted Unlevered Free Cash Flow*	$25.7	$37.1	(30.7)%	$(39.6)	$(26.3)	(50.5)%
Remaining Performance Obligations ("RPO")	$934.9	$853.6	9.5%	$934.9	$853.6	9.5%

*See “Non-GAAP Financial Measures” for information regarding the Company’s use of non-GAAP financial measures as well as reconciliations to the most closely comparable GAAP measures in this press release.

Balance Sheet and Cash Flow

As of June 30, 2024, cash, cash equivalents, restricted cash, and funds held on behalf of customers were $145.2 million and total debt was $1,240.3 million; compared to cash, cash equivalents, and restricted cash of $344.2 million and total debt of $491.3 million as of December 31, 2023. The decrease in cash, cash equivalents, restricted cash, and funds held on behalf of customers and increase in debt since December 31, 2023 is primarily driven by cash spent and debt incurred in connection with the Parchment acquisition. As of June 30, 2024, Instructure’s total leverage ratio is 4.9x (which represents Total Debt to trailing twelve month Adjusted EBITDA) and net leverage ratio is 4.3x (which represents Net Debt to trailing twelve month Adjusted EBITDA). This calculation includes twelve months of historical Instructure Adjusted EBITDA and five months of Parchment contribution to Adjusted EBITDA. Net cash used in operating activities was $8.2 million for the three months ended June 30, 2024, compared to $25.1 million net cash provided by operating activities in the prior year period. This decrease was primarily driven by higher interest expense. Adjusted Unlevered Free Cash Flow was $25.7 million for the three months ended June 30, 2024, compared to $37.1 million in the prior year period.

Transaction with KKR

Given the announcement made on July 25, 2024, regarding Instructure’s entry into a definitive agreement to be acquired by affiliates of investment funds managed by Kohlberg Kravis Roberts & Co. L.P. (“KKR”), a leading global investment firm, Instructure will not host an earnings conference call or provide financial guidance in conjunction with this report. The Company’s previously issued guidance for full year fiscal 2024 should no longer be relied upon. For further detail on quarterly performance, please refer to Instructure’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2024, filed today with the SEC.

About Instructure

Instructure (NYSE: INST) is an education technology company dedicated to elevating student success, amplifying the power of teaching, and inspiring everyone to learn together. Today the Instructure Learning Platform supports tens of millions of educators and learners around the world. Learn more at www.instructure.com.

Non-GAAP Financial Measures

Instructure has provided in this press release financial information that has not been prepared in accordance with generally accepted accounting principles in the United States (“GAAP”). In addition to Instructure’s results determined in accordance with GAAP, Instructure believes the following non-GAAP measures are useful in evaluating its operating performance and liquidity. Instructure believes that non-GAAP financial information, when taken collectively, may be helpful to investors because it provides consistency and comparability with past financial performance and assists in comparisons with other companies, some of which use similar non-GAAP financial information to supplement their GAAP results. The non-GAAP financial information is presented for supplemental informational purposes only, and should not be considered a substitute for financial information presented in accordance with GAAP, and may be different from similarly-titled non-GAAP measures used by other companies.

Instructure has updated the grouping of the presentation of the adjustments to Non-GAAP Operating Income, Adjusted EBITDA, Non-GAAP Net Income, Adjusted Unlevered Free Cash Flow, Non-GAAP Cost of Revenue, Non-GAAP Operating Expenses, and Non-GAAP Gross Profit to more closely conform to the Company’s strategies and initiatives. These measures are not being recasted.

A reconciliation of Instructure’s historical non-GAAP financial measures to the most directly comparable GAAP measures has been provided in the financial statement tables included in this press release, and investors are encouraged to review the reconciliation.

Non-GAAP Operating Income; Non-GAAP Operating Income Margin. We define non-GAAP operating income as loss from operations excluding the impact of stock-based compensation, transaction costs, globalization costs, restructuring costs, technology modernization costs, other non-recurring costs, and amortization of acquisition-related intangibles. We believe non-GAAP operating income is useful in evaluating our operating performance compared to that of other companies in our industry, as this metric generally eliminates the effects of certain items that may vary for different companies for reasons unrelated to overall operating performance. Although we exclude the amortization of acquisition-related intangibles from the non-GAAP measure, management believes it is important for investors to understand that such intangible assets were recorded as part of purchase accounting and contribute to revenue generation. Non-GAAP operating income margin is defined as non-GAAP operating income divided by revenue.

Adjusted EBITDA; Adjusted EBITDA Margin. EBITDA is defined as earnings before debt-related costs, including interest and loss on debt extinguishment, benefit for taxes, depreciation, and amortization. We further adjust EBITDA to exclude certain items of a significant or unusual nature, including stock-based compensation, transaction costs, globalization costs, restructuring costs, technology modernization costs, other non-recurring costs, effects of foreign currency transaction (gains) and losses, and amortization of acquisition-related intangibles. Although we exclude the amortization of acquisition-related intangibles from this non-GAAP measure, management believes that it is important for investors to understand that such intangible assets were recorded as part of purchase accounting and contribute to revenue generation. Adjusted EBITDA Margin is defined as Adjusted EBITDA divided by revenue.

Non-GAAP Net Income. We define non-GAAP net income as net loss excluding the impact of stock-based compensation, amortization of acquisition-related intangibles, loss on extinguishment of debt, transaction costs, globalization costs, restructuring costs, technology modernization costs, other non-recurring costs, and effects of foreign currency transaction (gains) and losses that we do not believe are reflective of our ongoing operations. The tax effects of the adjustments are calculated using the statutory tax rate, taking into consideration the nature of the item and the relevant taxing jurisdiction. We believe Non-GAAP net income is useful in evaluating our operating performance compared to that of other companies in our industry, as this metric generally eliminates the effects of certain items that may vary for different companies for reasons unrelated to overall operating performance. Although we exclude the amortization of acquisition-related intangibles from the non-GAAP measure, management believes it is important for investors to understand that such intangible assets were recorded as part of purchase accounting and contribute to revenue generation. Basic non-GAAP net income per common share is computed by dividing non-GAAP net income by the weighted-average number of common shares outstanding for the period. Diluted non-GAAP net income per common share is computed by giving effect to all potentially dilutive common stock equivalents outstanding for the period.

Free Cash Flow, Unlevered Free Cash Flow and Adjusted Unlevered Free Cash Flow. We define free cash flow as net cash provided by or used in operating activities less purchases of property and equipment and intangible assets, net of proceeds from disposals of property and equipment. We define unlevered free cash flow as free cash flow adjusted for cash paid for interest on outstanding debt and cash settled stock-based compensation. We define adjusted unlevered free cash flow as unlevered free cash flow adjusted for transaction costs, globalization costs, restructuring costs, technology modernization costs, and other non-recurring costs paid in cash. We believe free cash flow, unlevered free cash flow and adjusted unlevered free cash flow facilitate period-to-period comparisons of liquidity. We consider free cash flow, unlevered free cash flow and adjusted unlevered free cash flow to be important measures because they measure the amount of cash we generate and reflect changes in working capital.

Non-GAAP Cost of Revenue and Non-GAAP Operating Expenses. We define non-GAAP cost of revenue and non-GAAP operating expenses as GAAP cost of revenue and GAAP operating expenses, respectively, excluding the impact of stock-based compensation, transaction costs, globalization costs, restructuring costs, technology modernization costs, other non-recurring costs, and amortization of acquisition-related intangibles that we do not believe are reflective of our ongoing operations. Although we exclude the amortization of acquisition-related intangibles from the non-GAAP measures, management believes it is important for investors to understand that such intangible assets were recorded as part of purchase accounting and contribute to revenue generation.

Non-GAAP Gross Profit; Non-GAAP Gross Profit Margin. We define non-GAAP gross profit as gross profit excluding the impact of stock-based compensation, transaction costs, globalization costs, restructuring costs, technology modernization costs, and amortization of acquisition-related intangibles. Non-GAAP Gross Profit Margin is defined as Non-GAAP gross profit divided by revenue.

Subscription and Support Non-GAAP Gross Profit; Subscription and Support Non-GAAP Gross Profit Margin. We define subscription and support Non-GAAP gross profit as subscription and support gross profit excluding the impact of stock-based compensation, transaction costs, globalization costs, restructuring costs, technology modernization costs, and amortization of acquisition-related intangibles. Subscription and support non-GAAP gross profit margin is defined as subscription and support non-GAAP gross profit divided by subscription and support revenue.

Net Debt; Net Leverage Ratio. We define net debt as total outstanding debt, less cash, cash equivalents, restricted cash, and funds held on behalf of customers. Management uses this supplemental non-GAAP measure to evaluate the Company’s leverage. Net leverage ratio is computed by dividing net debt by adjusted EBITDA.

Forward-Looking Statements

This report contains “forward-looking” statements, which are subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, including statements regarding the Company’s expectations relating to the proposed merger and related transactions, the Company’s growth, customer demand and application adoption, the Company’s research and development efforts and future application releases, the Company’s business strategy, statements about artificial intelligence and the Company’s expectations regarding future revenue, expenses, cash flows and net income or loss.

These statements are not guarantees of future performance, but are based on management’s expectations as of the date of this press release and assumptions that are inherently subject to uncertainties, risks and changes in circumstances that are difficult to predict. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements. Important factors that could cause actual results to differ materially from those expressed or implied by these forward-looking statements include the following: the risk that the proposed merger may not be completed in a timely manner or at all, which may adversely affect the Company’s business and the price of the common stock, the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the merger agreement related to the proposed merger, including in circumstances requiring the Company to pay a termination fee, the ability to obtain the necessary financing arrangements set forth in the commitment letters received in connection with the proposed merger, potential litigation relating to the proposed merger that could be instituted against the parties to the merger agreement related to the proposed merger or their respective directors, managers or officers, including the effects of any outcomes related thereto, certain restrictions during the pendency of the merger that may impact the Company’s ability to pursue certain business opportunities or strategic transactions, uncertainty as to timing of completion of the proposed merger, risks that the benefits of the proposed merger are not realized when and as expected, risks associated with the continued economic uncertainty, including persistent inflation, labor shortages, high interest rates, foreign currency exchange volatility, concerns of economic slowdown or recession, reduced spending by customers and geopolitical instability; failure to continue our recent growth rates; the effects of increased usage of, or interruptions or performance problems associated with, our learning platform; the impact on our business and prospects from health pandemics and epidemics; our history of losses and expectation that we will not be profitable for the foreseeable future; or ability to acquire new customers and successfully retain existing customers; failure of the markets for our applications to develop at anticipated rates; failure to manage our growth effectively; and changes in the spending policies or budget priorities for government funding of Higher Education and K-12 institutions.

These and other important risk factors are described more fully in the Company’s most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q and other documents filed with the Securities and Exchange Commission and could cause actual results to vary from expectations. All information provided in this press release is as of the date hereof and Instructure undertakes no duty to update this information except as required by law.

INSTRUCTURE HOLDINGS, INC.
CONSOLIDATED BALANCE SHEETS
(in thousands, except per share data)
	June 30, 2024	December 31, 2023
Assets	(unaudited)
Current assets:
Cash and cash equivalents	$137,743	$341,047
Funds held on behalf of customers	6,470	—
Accounts receivable—net	223,220	67,193
Prepaid expenses	53,752	12,082
Deferred commissions	15,085	13,705
Other current assets	6,658	4,797
Total current assets	442,928	438,824
Property and equipment, net	14,905	13,479
Right-of-use assets	9,161	9,002
Goodwill	1,858,136	1,265,316
Intangible assets, net	611,788	399,712
Noncurrent prepaid expenses	2,841	4,182
Deferred commissions, net of current portion	13,350	13,816
Deferred tax assets	6,564	6,739
Other assets	4,530	6,908
Total assets	$2,964,203	$2,157,978
Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$20,075	$23,589
Customer fund deposits	6,470	—
Accrued liabilities	40,470	23,760
Lease liabilities	6,076	7,513
Long-term debt, current	76,525	4,013
Deferred revenue	330,429	291,784
Total current liabilities	480,045	350,659
Long-term debt, net of current portion	1,140,139	482,387
Deferred revenue, net of current portion	9,574	10,876
Lease liabilities, net of current portion	10,806	9,246
Deferred tax liabilities	46,191	14,420
Other long-term liabilities	5,747	4,898
Total liabilities	1,692,502	872,486
Stockholders’ equity:
Common stock	1,465	1,452
Additional paid-in capital	1,647,290	1,619,020
Accumulated deficit	(377,054)	(334,980)
Total stockholders’ equity	1,271,701	1,285,492
Total liabilities and stockholders’ equity	$2,964,203	$2,157,978

INSTRUCTURE HOLDINGS, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS
(in thousands, except per share data)
	Three months ended June 30,		Six months ended June 30,
	2024	2023	2024	2023
	(unaudited)	(unaudited)	(unaudited)
Revenue:
Subscription and support	$157,569	$118,569	$302,226	$237,049
Professional services and other	12,875	12,501	23,673	22,864
Total revenue	170,444	131,070	325,899	259,913
Cost of revenue:
Subscription and support	49,427	38,377	95,739	77,187
Professional services and other	9,013	6,912	17,054	13,934
Total cost of revenue	58,440	45,289	112,793	91,121
Gross profit	112,004	85,781	213,106	168,792
Operating expenses:
Sales and marketing	60,970	52,159	120,226	103,009
Research and development	31,240	21,482	58,776	45,184
General and administrative	20,985	14,218	41,375	28,591
Total operating expenses	113,195	87,859	220,377	176,784
Loss from operations	(1,191)	(2,078)	(7,271)	(7,992)
Other income (expense):
Interest income	509	320	3,017	1,661
Interest expense	(26,413)	(10,289)	(49,009)	(19,774)
Other income (expense)	(518)	402	(2,353)	478
Loss on extinguishment of debt	—	—	(189)	—
Total other income (expense), net	(26,422)	(9,567)	(48,534)	(17,635)
Loss before income tax benefit	(27,613)	(11,645)	(55,805)	(25,627)
Income tax benefit	6,664	672	13,731	2,797
Net loss and comprehensive loss	$(20,949)	$(10,973)	$(42,074)	$(22,830)
Net loss per common share, basic and diluted	$(0.14)	$(0.08)	$(0.29)	$(0.16)
Weighted-average common shares used in computing basic and diluted net loss per common share	146,107	143,647	145,781	143,381

INSTRUCTURE HOLDINGS, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)
	Three months ended June 30,		Six months ended June 30,
	2024	2023	2024	2023
	(unaudited)	(unaudited)	(unaudited)
Operating Activities:
Net loss	$(20,949)	$(10,973)	$(42,074)	$(22,830)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation of property and equipment	1,399	1,092	2,742	2,295
Amortization of intangible assets	42,898	35,744	86,224	71,493
Amortization of deferred financing costs	1,426	295	2,452	589
Stock-based compensation	15,552	11,676	27,997	21,311
Deferred income taxes	(6,777)	(1,347)	(14,628)	(4,406)
Right-of-use assets	860	1,312	216	2,303
Other	768	(82)	2,127	184
Changes in assets and liabilities:
Accounts receivable, net	(171,532)	(144,963)	(147,183)	(137,334)
Prepaid expenses and other assets	13,679	12,877	(38,782)	(26,680)
Deferred commissions	(2,806)	878	(914)	1,822
Accounts payable and accrued liabilities	14,008	5,459	3,562	(1,718)
Deferred revenue	105,003	115,016	19,865	41,358
Lease liabilities	(1,750)	(1,839)	(307)	(3,751)
Other liabilities	61	(72)	(1,958)	(396)
Net cash provided by (used in) operating activities	(8,160)	25,073	(100,661)	(55,760)
Investing Activities:
Purchases of property and equipment	(1,865)	(1,573)	(3,746)	(2,900)
Proceeds from sale of property and equipment	14	29	22	35
Business acquisitions, net of cash acquired	—	—	(821,739)	—
Net cash used in investing activities	(1,851)	(1,544)	(825,463)	(2,865)
Financing Activities:
Proceeds from issuance of common stock from employee equity plans	—	—	3,228	3,295
Shares repurchased for tax withholdings on vesting of restricted stock units	(1,682)	(1,709)	(3,250)	(2,988)
Proceeds from issuance of term debt, net of discount	(427)	—	663,892	—
Repayments of long-term debt	(2,993)	(1,250)	(5,986)	(2,500)
Advances from revolving credit facility	70,000	—	70,000	—
Payments for financing costs	—	(84)	—	(84)
Changes in customer fund deposits	1,184	—	389	—
Net cash provided by (used in) financing activities	66,082	(3,043)	728,273	(2,277)
Foreign currency impacts on cash, cash equivalents, restricted cash, and funds held on behalf of customers	(159)	241	(1,190)	457
Net increase (decrease) in cash, cash equivalents, restricted cash, and funds held on behalf of customers	55,912	20,727	(199,041)	(60,445)
Cash, cash equivalents, restricted cash, and funds held on behalf of customers, beginning of period	89,255	109,094	344,208	190,266
Cash, cash equivalents, restricted cash, and funds held on behalf of customers, end of period	$145,167	$129,821	$145,167	$129,821
Supplemental cash flow disclosure:
Cash paid for taxes	$2,033	$1,638	$3,048	$1,819
Cash paid for interest on outstanding debt	$24,678	$9,578	$40,124	$17,674
Non-cash investing and financing activities:
Capital expenditures incurred but not yet paid	$43	$138	$43	$138

The following provides a reconciliation of cash, cash equivalents, restricted cash, and funds held on behalf of customers to the amounts reported on the consolidated balance sheets. Restricted cash has been disclosed in Other assets as it is associated with letters of credit obtained to secure office space from our various lease agreements and other contractual cash collateral arrangements.

INSTRUCTURE HOLDINGS, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)
(unaudited)
	As of June 30,
	2024	2023
Cash and cash equivalents	$137,743	$126,003
Restricted cash	954	3,818
Funds held on behalf of customers	6,470	—
Total cash, cash equivalents, restricted cash, and funds held on behalf of customers	$145,167	$129,821

RECONCILIATIONS OF GAAP MEASURES TO NON-GAAP MEASURES

INSTRUCTURE HOLDINGS, INC.
RECONCILIATION OF NON-GAAP OPERATING INCOME
(in thousands)
(unaudited)
	Three months ended June 30,		Six months ended June 30,
	2024	2023	2024	2023
Loss from operations	$(1,191)	$(2,078)	$(7,271)	$(7,992)
Stock-based compensation	15,552	11,856	27,997	21,866
Transaction costs(1)	6,264	2,317	11,879	6,153
Globalization costs(2)	3,481	83	4,371	92
Restructuring costs(3)	2,724	1,514	7,654	4,741
Technology modernization costs(4)	2,246	695	4,512	910
Other non-recurring costs(5)	22	24	124	80
Amortization of acquisition-related intangibles	42,898	35,744	86,224	71,492
Non-GAAP operating income	$71,996	$50,155	$135,490	$97,342

GAAP operating margin	(0.7)%	(1.6)%	(2.2)%	(3.1)%
Non-GAAP operating margin	42.2%	38.3%	41.6%	37.5%

INSTRUCTURE HOLDINGS, INC.
RECONCILIATION OF NON-GAAP ADJUSTED EBITDA
(in thousands)
(unaudited)
	Three months ended June 30,		Six months ended June 30,
	2024	2023	2024	2023
Net loss	$(20,949)	$(10,973)	$(42,074)	$(22,830)
Interest on outstanding debt and loss on debt extinguishment	26,495	10,287	49,280	19,772
Income tax benefit	(6,664)	(672)	(13,731)	(2,797)
Depreciation	1,399	1,092	2,742	2,295
Amortization	—	—	—	2
Stock-based compensation	15,552	11,856	27,997	21,866
Transaction costs(1)	6,264	2,317	11,879	6,153
Globalization costs(2)	3,481	83	4,371	92
Restructuring costs(3)	2,724	1,520	7,654	4,848
Technology modernization costs(4)	2,246	695	4,512	910
Other non-recurring costs(5)	22	24	124	80
Effects of foreign currency transaction (gains) and losses	515	(397)	2,347	(748)
Amortization of acquisition-related intangibles	42,898	35,744	86,224	71,492
Interest income	(563)	(316)	(2,962)	(1,617)
Adjusted EBITDA	$73,420	$51,260	$138,363	$99,518

Net loss margin	(12.3)%	(8.4)%	(12.9)%	(8.8)%
Adjusted EBITDA margin	43.1%	39.1%	42.5%	38.3%

INSTRUCTURE HOLDINGS, INC.
RECONCILIATION OF NON-GAAP NET INCOME
(in thousands, except per share data)
(unaudited)
	Three months ended June 30,		Six months ended June 30,
	2024	2023	2024	2023
Net loss	$(20,949)	$(10,973)	$(42,074)	$(22,830)
Stock-based compensation	15,552	11,856	27,997	21,866
Amortization of acquisition-related intangibles	42,898	35,744	86,224	71,492
Loss on extinguishment of debt	—	—	189	—
Transaction costs(1)	6,264	2,317	11,879	6,153
Globalization costs(2)	3,481	83	4,371	92
Restructuring costs(3)	2,724	1,520	7,654	4,848
Technology modernization costs(4)	2,246	695	4,512	910
Other non-recurring costs(5)	22	24	124	80
Effects of foreign currency transaction (gains) and losses	515	(397)	2,347	(748)
Tax effects of adjustments(6)	(18,309)	(12,895)	(36,103)	(26,013)
Non-GAAP net income	$34,444	$27,974	$67,120	$55,850
Non-GAAP net income per common share, basic	$0.24	$0.19	$0.46	$0.39
Non-GAAP net income per common share, diluted	$0.23	$0.19	$0.46	$0.39
Weighted average common shares used in computing basic Non-GAAP net income per common share	146,107	143,647	145,781	143,381
Weighted average common shares used in computing diluted Non-GAAP net income per common share	146,656	145,150	146,461	144,979

INSTRUCTURE HOLDINGS, INC.
RECONCILIATION OF NON-GAAP GROSS PROFIT
(in thousands)
(unaudited)
	Three months ended June 30,		Six months ended June 30,
	2024	2023	2024	2023
Gross profit	$112,004	$85,781	$213,106	$168,792
Stock-based compensation	1,735	1,096	2,944	1,889
Transaction costs(1)	264	495	436	675
Globalization costs(2)	1,027	—	1,267	—
Restructuring costs(3)	372	17	1,290	241
Technology modernization costs(4)	1,096	491	2,350	606
Amortization of acquisition-related intangibles	18,625	16,265	36,463	32,338
Non-GAAP gross profit	$135,123	$104,145	$257,856	$204,541

GAAP gross margin	65.7%	65.4%	65.4%	64.9%
Non-GAAP gross margin	79.3%	79.5%	79.1%	78.7%

INSTRUCTURE HOLDINGS, INC.
RECONCILIATION OF NON-GAAP SUBSCRIPTION AND SUPPORT GROSS PROFIT
(in thousands)
(unaudited)
	Three months ended June 30,		Six months ended June 30,
	2024	2023	2024	2023
Subscription and support gross profit	$108,142	$80,192	$206,487	$159,862
Stock-based compensation	792	474	1,357	853
Transaction costs(1)	195	487	323	647
Globalization costs(2)	675	—	675	—
Restructuring costs(3)	230	11	764	30
Technology modernization costs(4)	1,094	491	2,272	606
Amortization of acquisition-related intangibles	18,625	16,265	36,463	32,338
Non-GAAP subscription and support gross profit	$129,753	$97,920	$248,341	$194,336

GAAP subscription and support gross margin	68.6%	67.6%	68.3%	67.4%
Non-GAAP subscription and support gross margin	82.3%	82.6%	82.2%	82.0%

INSTRUCTURE HOLDINGS, INC.
RECONCILIATION OF FREE CASH FLOW, UNLEVERED FREE CASH FLOW & ADJUSTED UNLEVERED FREE CASH FLOW
(in thousands)
(unaudited)
	Three months ended June 30,		Six months ended June 30,
	2024	2023	2024	2023

Net cash provided by (used in) operating activities	$(8,160)	$25,073	$(100,661)	$(55,760)
Purchases of property and equipment	(1,865)	(1,573)	(3,746)	(2,900)
Proceeds from disposals of property and equipment	14	29	22	35
Free cash flow	$(10,011)	$23,529	$(104,385)	$(58,625)
Cash paid for interest on outstanding debt	24,678	9,578	40,124	17,674
Cash settled stock-based compensation	—	183	—	557
Unlevered free cash flow	$14,667	$33,290	$(64,261)	$(40,394)
Transaction costs(7)	3,098	1,611	10,313	8,370
Globalization costs(7)	3,415	83	4,941	92
Restructuring costs(7)	3,809	2,000	6,661	5,309
Technology modernization costs(7)	662	46	2,647	231
Other non-recurring costs(7)	33	32	118	95
Adjusted unlevered free cash flow	$25,684	$37,062	$(39,581)	$(26,297)

INSTRUCTURE HOLDINGS, INC.
RECONCILIATION OF NET DEBT
(in thousands)
(unaudited)
	June 30, 2024	December 31, 2023
Long-term principal, current	$11,972	$5,000
Long-term principal, net of current portion	1,158,292	486,250
Borrowings under revolving credit facility	70,000	—
Cash, cash equivalents, restricted cash, and funds held on behalf of customers	(145,167)	(344,208)
Net debt	$1,095,097	$147,042

Gross leverage ratio	4.9	2.3
Net leverage ratio	4.3	0.7

INSTRUCTURE HOLDINGS, INC.
RECONCILIATION OF TRAILING TWELVE MONTHS NON-GAAP ADJUSTED EBITDA
(in thousands)
(unaudited)
	Three months ended June 30,	Three months ended March 31,	Three months ended December 31	Three months ended September 30,
	2024	2024	2023	2023
Net loss	$(20,949)	$(21,125)	$(5,767)	$(5,481)
Interest on outstanding debt and loss on debt extinguishment	26,495	22,785	11,382	10,868
Income tax (benefit) expense	(6,664)	(7,067)	459	(1,920)
Depreciation	1,399	1,343	1,305	1,186
Stock-based compensation	15,552	12,445	10,575	11,755
Transaction costs(1)	6,264	5,615	5,857	3,502
Globalization costs(2)	3,481	890	54	381
Restructuring costs(3)	2,724	4,930	2,085	541
Technology modernization costs(4)	2,246	2,266	817	543
Other non-recurring costs(5)	22	102	34	31
Effects of foreign currency transaction (gains) and losses	515	1,832	(3,343)	2,420
Amortization of acquisition-related intangibles	42,898	43,326	35,731	35,744
Interest income	(563)	(2,398)	(2,716)	(1,346)
Adjusted EBITDA	$73,420	$64,944	$56,473	$58,224

INSTRUCTURE HOLDINGS, INC.
RECONCILIATION OF NON-GAAP COST OF REVENUE
Three Months Ended June 30, 2024
(in thousands)
(unaudited)
	GAAP	Stock-based compensation expense	Transaction Costs	Globalization costs	Restructuring costs	Technology Modernization costs	Amortization of acquired intangibles	Non-GAAP
Cost of Revenue:
Subscription and support	$49,427	$(792)	$(195)	$(675)	$(230)	$(1,094)	$(18,625)	$27,816
Professional services and other	9,013	(943)	(69)	(352)	(142)	(2)	—	7,505
Total cost of revenue	$58,440	$(1,735)	$(264)	$(1,027)	$(372)	$(1,096)	$(18,625)	$35,321

INSTRUCTURE HOLDINGS, INC.
RECONCILIATION OF NON-GAAP COST OF REVENUE
Three Months Ended June 30, 2023
(in thousands)
(unaudited)
	GAAP	Stock-based compensation expense	Transaction Costs	Globalization costs	Restructuring costs	Technology Modernization costs	Amortization of acquired intangibles	Non-GAAP
Cost of Revenue:
Subscription and support	$38,377	$(474)	$(487)	$—	$(11)	$(491)	$(16,265)	$20,649
Professional services and other	6,912	(622)	(8)	—	(6)	—	—	6,276
Total cost of revenue	$45,289	$(1,096)	$(495)	$—	$(17)	$(491)	$(16,265)	$26,925

INSTRUCTURE HOLDINGS, INC.
RECONCILIATION OF NON-GAAP COST OF REVENUE
Six Months Ended June 30, 2024
(in thousands)
(unaudited)
	GAAP	Stock-based compensation expense	Transaction Costs	Globalization costs	Restructuring costs	Technology Modernization costs	Amortization of acquired intangibles	Non-GAAP
Cost of Revenue:
Subscription and support	$95,739	$(1,357)	$(323)	$(675)	$(764)	$(2,272)	$(36,463)	$53,885
Professional services and other	17,054	(1,587)	(113)	(592)	(526)	(78)	—	14,158
Total cost of revenue	$112,793	$(2,944)	$(436)	$(1,267)	$(1,290)	$(2,350)	$(36,463)	$68,043

INSTRUCTURE HOLDINGS, INC.
RECONCILIATION OF NON-GAAP COST OF REVENUE
Six Months Ended June 30, 2023
(in thousands)
(unaudited)
	GAAP	Stock-based compensation expense	Transaction Costs	Globalization costs	Restructuring costs	Technology Modernization costs	Amortization of acquired intangibles	Non-GAAP
Cost of Revenue:
Subscription and support	$77,187	$(853)	$(647)	$—	$(30)	$(606)	$(32,338)	$42,713
Professional services and other	13,934	(1,036)	(28)	—	(211)	—	—	12,659
Total cost of revenue	$91,121	$(1,889)	$(675)	$—	$(241)	$(606)	$(32,338)	$55,372

INSTRUCTURE HOLDINGS, INC.
RECONCILIATION OF NON-GAAP OPERATING EXPENSES
Three Months Ended June 30, 2024
(in thousands)
(unaudited)
	GAAP	Stock-based compensation expense	Transaction costs	Globalization costs	Restructuring costs	Technology Modernization costs	Other non-recurring costs	Amortization of acquired intangibles	Non-GAAP	GAAP % of revenue	Non-GAAP % of Revenue
Operating expenses:
Sales and marketing	$60,970	$(4,328)	$(893)	$(578)	$(1,103)	$—	$—	$(24,269)	$29,799	35.8%	17.5%
Research and development	31,240	(4,738)	(625)	(1,603)	(203)	(1,150)	—	(4)	22,917	18.3%	13.4%
General and administrative	20,985	(4,751)	(4,482)	(273)	(1,046)	—	(22)	—	10,411	12.3%	6.1%
Total operating expenses	$113,195	$(13,817)	$(6,000)	$(2,454)	$(2,352)	$(1,150)	$(22)	$(24,273)	$63,127	66.4%	37.0%

INSTRUCTURE HOLDINGS, INC.
RECONCILIATION OF NON-GAAP OPERATING EXPENSES
Three Months Ended June 30, 2023
(in thousands)
(unaudited)
	GAAP	Stock-based compensation expense	Transaction costs	Globalization costs	Restructuring costs	Technology Modernization costs	Other non-recurring costs	Amortization of acquired intangibles	Non-GAAP	GAAP % of revenue	Non-GAAP % of Revenue
Operating expenses:
Sales and marketing	$52,159	$(3,469)	$(1,139)	$—	$(471)	$—	$—	$(19,475)	$27,605	39.8%	21.1%
Research and development	21,482	(3,480)	(552)	(74)	(689)	(99)	—	(4)	16,584	16.4%	12.7%
General and administrative	14,218	(3,811)	(132)	(8)	(338)	(104)	(24)	—	9,801	10.8%	7.5%
Total operating expenses	$87,859	$(10,760)	$(1,823)	$(82)	$(1,498)	$(203)	$(24)	$(19,479)	$53,990	67.0%	41.3%

INSTRUCTURE HOLDINGS, INC.
RECONCILIATION OF NON-GAAP OPERATING EXPENSES
Six Months Ended June 30, 2024
(in thousands)
(unaudited)
	GAAP	Stock-based compensation expense	Transaction costs	Globalization costs	Restructuring costs	Technology Modernization costs	Other non-recurring costs	Amortization of acquired intangibles	Non-GAAP	GAAP % of revenue	Non-GAAP % of Revenue
Operating expenses:
Sales and marketing	$120,226	$(7,442)	$(1,634)	$(768)	$(2,436)	$—	$—	$(49,753)	$58,193	36.9%	17.9%
Research and development	58,776	(8,578)	(1,774)	(1,746)	(1,282)	(1,825)	—	(8)	43,563	18.0%	13.4%
General and administrative	41,375	(9,033)	(8,035)	(590)	(2,646)	(337)	(124)	—	20,610	12.7%	6.3%
Total operating expenses	$220,377	$(25,053)	$(11,443)	$(3,104)	$(6,364)	$(2,162)	$(124)	$(49,761)	$122,366	67.6%	37.6%

INSTRUCTURE HOLDINGS, INC.
RECONCILIATION OF NON-GAAP OPERATING EXPENSES
Six Months Ended June 30, 2023
(in thousands)
(unaudited)
	GAAP	Stock-based compensation expense	Transaction costs	Globalization costs	Restructuring costs	Technology Modernization costs	Other non-recurring costs	Amortization of acquired intangibles	Non-GAAP	GAAP % of revenue	Non-GAAP % of Revenue
Operating expenses:
Sales and marketing	$103,009	$(5,997)	$(1,767)	$—	$(1,602)	$—	$—	$(39,145)	$54,498	39.6%	20.9%
Research and development	45,184	(6,654)	(2,793)	(83)	(1,978)	(130)	2	(9)	33,539	17.4%	12.9%
General and administrative	28,591	(7,326)	(919)	(8)	(921)	(173)	(82)	—	19,162	11.0%	7.4%
Total operating expenses	$176,784	$(19,977)	$(5,479)	$(91)	$(4,501)	$(303)	$(80)	$(39,154)	$107,199	68.0%	41.2%

FOOTNOTES

(1)
Represents expenses incurred with third parties as part of the Company’s merger and acquisition activity, including the transaction with KKR, due diligence, closing and post-closing integration activities.
(2)
Represents one-time expenses incurred in the Company's recent efforts to develop and mobilize a global workforce to better support its broadening customer base and expanding international operations.
(3)
Consists of restructuring-related costs, including executive recruiting, severance charges, and other workforce realignment costs. In addition to lease termination costs and disposal of fixed asset charges related to the Company's real estate consolidation efforts. The Company continues to execute a remote-first strategy, closing offices, inclusive of those acquired in merger and acquisition activity, and reducing office space globally. Beginning in 2023, the Company began restructuring its executive team.
(4)
Includes costs that are one-time in nature related to technology modernization to allow the Company's customers and users to have a more cohesive experience on its learning platform as a result of the various technologies acquired from historical acquisitions.
(5)
Represents expenses incurred for services provided by Thoma Bravo and their affiliates.
(6)
The table above includes the tax effects of the adjustments calculated by using the statutory tax rate, taking into consideration the nature of the item and the relevant taxing jurisdiction.
(7)
Represents the cash impacts of transaction costs, globalization costs, restructuring costs, technology modernization costs, and other non-recurring costs, as previously defined above.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Instructure Holdings, Inc.

Date:	August 2, 2024	By:	/s/ Matthew A. Kaminer
Matthew A. Kaminer Chief Legal Officer